Exhibit 99.1

FOR IMMEDIATE RELEASE	Contacts:
Investor Relations: Gregg Kvochak, (310) 556-8550
Media: Dan Gugler, (310) 226-2645

Korn Ferry Announces Third Quarter Fiscal 2021

Results of Operations

FY’21 Third Quarter Highlights

▪	Fee revenue of $475.4 million in Q3 FY’21, a sequential increase of 9% from Q2 FY’21.
▪	Record net income attributable to Korn Ferry of $51.3 million in Q3 FY’21.
▪	Operating income and Adjusted EBITDA were both all-time highs at $65.2 million (operating margin of 13.7%) and $96.7 million (Adjusted EBITDA margin of 20.3%), respectively.
▪	Highest diluted earnings per share and adjusted diluted earnings per share to date at $0.94 and $0.95, respectively, for Q3 FY’21.
▪	Repurchased 0.2 million shares or $7.6 million of stock during the quarter consistent with disciplined capital allocation approach.
▪	Declared a quarterly dividend of $0.10 per share on February 21, 2021 payable on April 15, 2021 to stockholders of record on March 10, 2021.
▪	Revenue and earnings guidance being reinstated starting with Q4 FY’21.

Los Angeles, CA, February 22, 2021 – Korn Ferry (NYSE: KFY), a global organizational consulting firm, today announced third quarter fee revenue of $475.4 million.  Third quarter diluted earnings per share was $0.94 and adjusted diluted earnings per share was $0.95, both are all-time highs.  Adjusted diluted earnings per share for the third quarter excludes an aggregate of $0.6 million, or $0.01 per share, of restructuring charges net of tax, due to the coronavirus pandemic (“COVID-19”).

“Our performance for the fiscal third quarter demonstrates the resilience of our business and continued extension of our brand, with strong sequential fee revenue growth of 9% and our earnings and profitability reaching record highs,” said Gary D. Burnison, CEO, Korn Ferry. “I am incredibly proud of the tireless commitment that all our Korn Ferry colleagues have shown in helping our clients re-imagine their organizational structures, recruit and retain talent and develop their people in the face of extraordinary challenges.”

“In a post-pandemic world, there will continue to be heightened demand for transformational consulting skills and expertise,” Burnison continued. “The steps we have taken to evolve our business into a more efficient, profitable, growth-oriented organization have positioned Korn Ferry to provide our clients with unparalleled expertise, data, and innovation support. With people at the center of our strategy, we are achieving our growth objectives, delivering long-term value creation to shareholders and establishing Korn Ferry as the preeminent global organizational consultancy.”

Selected Financial Results

(dollars in millions, except per share amounts) (a)

	Third Quarter		Year to Date
	FY’21	FY’20	FY’21	FY’20
Fee revenue	$475.4	$515.3	$1,254.9	$1,492.3
Total revenue	$477.9	$528.0	$1,262.6	$1,528.4
Operating income	$65.2	$31.6	$69.5	$153.8
Operating margin	13.7%	6.1%	5.5%	10.3%
Net income attributable to Korn Ferry	$51.3	$20.0	$48.3	$105.7
Basic earnings per share	$0.95	$0.37	$0.89	$1.92
Diluted earnings per share	$0.94	$0.36	$0.88	$1.90

EBITDA Results (b):	Third Quarter		Year to Date
	FY’21	FY’20	FY’21	FY’20
EBITDA	$95.8	$51.5	$142.0	$202.2
EBITDA margin	20.2%	10.0%	11.3%	13.5%

Adjusted Results (c):	Third Quarter		Year to Date
	FY’21	FY’20	FY’21	FY’20
Adjusted EBITDA (b)	$96.7	$78.1	$173.4	$231.4
Adjusted EBITDA margin (b)	20.3%	15.2%	13.8%	15.5%
Adjusted net income attributable to Korn Ferry	$51.9	$41.0	$71.1	$128.7
Adjusted basic earnings per share	$0.96	$0.75	$1.31	$2.33
Adjusted diluted earnings per share	$0.95	$0.75	$1.30	$2.31

___________

(a)	Numbers may not total due to rounding.
(b)

EBITDA refers to earnings before interest, taxes, depreciation and amortization.  Adjusted EBITDA further adjusts EBITDA to exclude integration/acquisition costs, net restructuring charges and separation costs.  EBITDA, EBITDA margin, Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures (see attached reconciliations).

(c)	Adjusted results are non-GAAP financial measures that adjust for the following, as applicable (see attached reconciliations):

	Third Quarter		Year to Date
	FY’21	FY’20	FY’21	FY’20
Integration/acquisition costs	$—	$6.7	$0.7	$9.3
Restructuring charges, net	$0.8	$18.1	$30.7	$18.1
Separation costs	$—	$1.8	$—	$1.8
Debt refinancing costs	$—	$0.8	$—	$0.8

Fee revenue was $475.4 million in Q3 FY’21, a decrease of 8% (down 9% on a constant currency basis) compared to Q3 FY’20.  While RPO and Professional Search saw a year-over-year increase of almost 4%, Digital and Executive Search declined year-over-year as those businesses continued on the path to full recovery from the impact of COVID-19 on economies around the world.

Operating margin was 13.7% in Q3 FY’21 compared to 6.1% in the year-ago quarter.  Adjusted EBITDA margin was 20.3%, compared to 15.2% in the year-ago quarter. Net income attributable to Korn Ferry was $51.3 million in Q3 FY’21 compared to $20.0 million in Q3 FY’20.

The year-over-year improvement in each of the above measures of profitability was due to the cost saving actions the Company took in response to the impact of COVID-19 as well as the fact that the Company recorded $18 million in restructuring charges in Q3 FY’20 in connection with the acquisitions of Miller Heiman Group, Achieve Forum and Strategy Execution (collectively, the “acquired companies”).  These positive factors were partially offset by the decline in revenues described above.

Results by Segment

Selected Consulting Data

(dollars in millions) (a)

	Third Quarter		Year to Date
	FY’21	FY’20	FY’21	FY’20
Fee revenue	$136.3	$140.5	$362.3	$422.1
Total revenue	$136.6	$144.3	$363.2	$433.8
Operating income	$22.2	$2.7	$25.9	$24.3
Operating margin	16.3%	1.9%	7.1%	5.8%

Ending number of consultants and execution staff (b)	1,528	1,792	1,528	1,792
Hours worked in thousands (c)	372	428	1,137	1,344
Average billed rate (d)	$367	$328	$319	$314

EBITDA Results (e):	Third Quarter		Year to Date
	FY’21	FY’20	FY’21	FY’20
EBITDA	$27.2	$7.6	$40.1	$38.9
EBITDA margin	19.9%	5.4%	11.1%	9.2%

Adjusted Results (f):	Third Quarter		Year to Date
	FY’21	FY’20	FY’21	FY’20
Adjusted EBITDA (e)	$27.5	$18.7	$54.3	$50.0
Adjusted EBITDA margin (e)	20.2%	13.3%	15.0%	11.8%

 ___________

(a)	Numbers may not total due to rounding.
(b)	Represents number of employees originating, delivering and executing consulting services.
(c)	The number of hours worked by consultant and execution staff during the period.
(d)	The amount of fee revenue divided by the number of hours worked by consultants and execution staff.
(e)	EBITDA, EBITDA margin, Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures (see attached reconciliations).
(f)	Adjusted results are non-GAAP financial measures that adjust for the following (see attached reconciliations):

	Third Quarter		Year to Date
	FY’21	FY’20	FY’21	FY’20
Restructuring charges, net	$0.3	$11.1	$14.2	$11.1

Fee revenue was $136.3 million in Q3 FY’21 compared to $140.5 million in Q3 FY’20, a decrease of $4.2 million or 3% (down 4% on a constant currency basis). While COVID-19 has had an impact on Consulting fee revenue when compared to the year-ago quarter, the diversity of our consulting services and our ability to adapt to delivering the services in a virtual world has led to an increase in fee revenue of 37% over the past two fiscal quarters.

Operating income was $22.2 million in Q3 FY’21 with an operating margin of 16.3% compared to operating income of $2.7 million and an operating margin of 1.9% in the year-ago quarter.  This change resulted from a decrease in net restructuring charges, a decrease in compensation and benefits expense driven by a reduction in headcount and decreases in both general and administrative expenses and cost of services expense, all of which resulted from the cost saving initiatives that were put in place. These expense reductions were partially offset by the decline in fee revenue as outlined above.

Adjusted EBITDA was $27.5 million in Q3 FY’21 with an Adjusted EBITDA margin of 20.2% compared to $18.7 million and 13.3%, respectively, in the year-ago quarter. The increase in Adjusted EBITDA was due to the same factors impacting operating income outlined above except for net restructuring charges.

Selected Digital Data

(dollars in millions) (a)

Digital is an integrated platform that gives clients direct access to people and organizational data, insights, analytics, and digital assets that when used together, give clients a common language for all talent matters.

	Third Quarter		Year to Date
	FY’21	FY’20	FY’21	FY’20
Fee revenue	$75.8	$99.4	$206.8	$223.1
Total revenue	$76.0	$100.7	$207.0	$224.4
Operating income	$19.2	$8.5	$32.4	$41.0
Operating margin	25.4%	8.5%	15.7%	18.4%

Ending number of consultants	302	464	302	464
Subscription & License fee revenue	$22.6	$21.3	$66.3	$52.7

EBITDA Results (b):	Third Quarter		Year to Date
	FY’21	FY’20	FY’21	FY’20
EBITDA	$27.1	$14.5	$54.7	$54.7
EBITDA margin	35.8%	14.6%	26.4%	24.5%

Adjusted Results (c):	Third Quarter		Year to Date
	FY’21	FY’20	FY’21	FY’20
Adjusted EBITDA (b)	$27.1	$25.9	$58.2	$66.1
Adjusted EBITDA margin (b)	35.8%	26.0%	28.1%	29.6%

___________

(a)	Numbers may not total due to rounding.
(b)	EBITDA, EBITDA margin, Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures (see attached reconciliations).
(c)	Adjusted results are non-GAAP financial measures that adjust for the following (see attached reconciliations):

	Third Quarter		Year to Date
	FY’21	FY’20	FY’21	FY’20
Integration/acquisition costs	$—	$4.3	$0.6	$4.3
Restructuring charges, net	$—	$7.0	$2.9	$7.0

Fee revenue was $75.8 million in Q3 FY’21 compared to $99.4 million in Q3 FY’20, a decrease of $23.6 million or 24% (down 25% on a constant currency basis). Due to COVID-19 and the related contraction in economic activity, the Company experienced a decline in demand for pay data and professional development products and services.  As economies around the world recover and companies pivot from in person to virtual delivery, the Company expects demand for these products and services to return to pre-pandemic levels.

Operating income was $19.2 million in Q3 FY’21 with an operating margin of 25.4% compared to operating income of $8.5 million and an operating margin of 8.5% in the year-ago quarter.  Contributing to the increase were decreases in compensation and benefits expense, general and administrative expenses, net restructuring charges, cost of services expense and integration/acquisition costs relating to the acquired companies, partially offset by a decrease in fee revenue as outlined above.

Adjusted EBITDA was $27.1 million in Q3 FY’21 with an Adjusted EBITDA margin of 35.8% compared to $25.9 million and 26.0%, respectively, in the year-ago quarter.  The increase in Adjusted EBITDA was due to the same factors impacting operating income described above except for restructuring charges and integration/acquisition costs.

Selected Executive Search Data

(dollars in millions) (a)

	Third Quarter		Year to Date
	FY’21	FY’20	FY’21	FY’20
Fee revenue	$168.1	$183.6	$436.3	$564.6
Total revenue	$168.5	$188.0	$438.0	$578.0
Operating income	$26.9	$32.7	$40.2	$119.6
Operating margin	16.0%	17.8%	9.2%	21.2%

Ending number of consultants	522	582	522	582
Average number of consultants	517	583	539	573
Engagements billed	3,260	3,767	6,464	8,077
New engagements (b)	1,301	1,565	3,747	4,835

EBITDA Results (c):	Third Quarter		Year to Date
	FY’21	FY’20	FY’21	FY’20
EBITDA	$41.3	$38.9	$67.6	$131.8
EBITDA margin	24.6%	21.2%	15.5%	23.3%

Adjusted Results (d):	Third Quarter		Year to Date
	FY’21	FY’20	FY’21	FY’20
Adjusted EBITDA (c)	$41.7	$40.7	$78.0	$133.6
Adjusted EBITDA margin (c)	24.8%	22.1%	17.9%	23.7%

________

(a)	Numbers may not total due to rounding.
(b)	Represents new engagements opened in the respective period.
(c)	EBITDA, EBITDA margin, Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures (see attached reconciliations).
(d)	Adjusted results are non-GAAP financial measures that adjust for the following (see attached reconciliations):

	Third Quarter		Year to Date
	FY’21	FY’20	FY’21	FY’20
Restructuring charges, net	$0.4	$—	$10.4	$—
Separation costs	$—	$1.8	$—	$1.8

Fee revenue was $168.1 million and $183.6 million in Q3 FY’21 and Q3 FY’20, respectively, a year-over-year decrease of $15.5 million or 8% (down 10% on a constant currency basis).  The decrease in fee revenue was attributable to a decline in fee revenue in all regions, except North America which was essentially flat, due to the decrease in demand for our products and services because of the worldwide economic downturn associated with COVID-19.

Operating income was $26.9 million in Q3 FY’21 compared to operating income of $32.7 million in Q3 FY’20.  Operating margin was 16.0% in Q3 FY’21 compared to 17.8% in the year-ago quarter.  The change was mainly due to a decrease in fee revenue in Q3 FY’21 as compared to the year-ago quarter, partially offset by a decrease in compensation and benefits expense driven by a reduction in headcount and a decline in general and administrative expenses, all of which resulted from the cost saving initiatives that were put in place.

Adjusted EBITDA was $41.7 million in Q3 FY’21 with an Adjusted EBITDA margin of 24.8% compared to $40.7 million and 22.1%, respectively, in the year-ago quarter.  The increase in Adjusted EBITDA was due to the same factors impacting operating income described above and an increase in other income, net compared to year-ago quarter.

Selected RPO and Professional Search Data

(dollars in millions) (a)

	Third Quarter		Year to Date
	FY’21	FY’20	FY’21	FY’20
Fee revenue	$95.2	$91.9	$249.5	$282.4
Total revenue	$96.8	$95.0	$254.3	$292.2
Operating income	$18.4	$14.1	$33.0	$44.3
Operating margin	19.3%	15.4%	13.2%	15.7%

Engagements billed (b)	1,430	1,375	2,659	3,030
New engagements (c)	867	711	2,088	2,171

EBITDA Results (d):	Third Quarter		Year to Date
	FY’21	FY’20	FY’21	FY’20
EBITDA	$19.5	$15.2	$36.3	$47.5
EBITDA margin	20.5%	16.6%	14.5%	16.8%

Adjusted Results (e):	Third Quarter		Year to Date
	FY’21	FY’20	FY’21	FY’20
Adjusted EBITDA (d)	$19.6	$15.2	$39.5	$47.5
Adjusted EBITDA margin (d)	20.6%	16.6%	15.8%	16.8%

___________

(a)	Numbers may not total due to rounding.
(b)	Represents professional search engagements billed.
(c)	Represents new professional search engagements opened in the respective period.
(d)	EBITDA, EBITDA margin, Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures (see attached reconciliations).
(e)	Adjusted results are non-GAAP financial measures that adjust for the following (see attached reconciliations):

	Third Quarter		Year to Date
	FY’21	FY’20	FY’21	FY’20
Restructuring charges, net	$0.1	$—	$3.2	$—

Fee revenue was $95.2 million in Q3 FY’21, an increase of $3.3 million or 4% (1% increase on a constant currency basis), compared to the year-ago quarter.  The higher fee revenue was driven by an increase in recruitment process outsourcing (“RPO”) fee revenue of $4.0 million, partially offset by a small decrease in Professional Search of $0.7 million due to the worldwide economic downturn associated with COVID-19.  For the quarter, RPO fee revenue was up 7% (5% at constant currency) while professional search was down 2% (4% on a constant currency), both compared to the year-ago quarter.

Operating income was $18.4 million in Q3 FY’21, an increase of $4.3 million compared to operating income of $14.1 million in Q3 FY’20.  Operating margin was 19.3% in the current quarter compared to 15.4% in the year-ago quarter.  Adjusted EBITDA was $19.6 million in Q3 FY’21 with an Adjusted EBITDA margin of 20.6% in Q3 FY’21 compared to $15.2 million and 16.6%, respectively, in the year-ago quarter.  The increase in operating income and Adjusted EBITDA was due to the higher fee revenue discussed above and lower general and administrative expenses, partially offset by an increase in compensation and benefits expense.

Outlook

Assuming no new major pandemic lockdowns, worldwide economic conditions, financial markets and foreign exchange rates remain steady, on a consolidated basis:

▪	Q4 FY’21 fee revenue is expected to be in the range of $475 million and $500 million; and
▪	Q4 FY’21 diluted earnings per share is expected to range between $0.95 to $1.05.

Earnings Conference Call Webcast

The earnings conference call will be held today at 12:00 PM (EST) and hosted by CEO Gary Burnison, CFO Robert Rozek and SVP Finance Gregg Kvochak.  The conference call will be webcast and available online at ir.kornferry.com.  We will also post to this section of our website earnings slides, which will accompany our webcast, and other important information, and encourage you to review the information that we make available on our website.

About Korn Ferry

Korn Ferry is a global organizational consulting firm.  We help clients synchronize strategy and talent to drive superior performance.  We work with organizations to design their structures, roles, and responsibilities.  We help them hire the right people to bring their strategy to life.  And we advise them on how to reward, develop, and motivate their people.  Visit kornferry.com for more information.

Forward-Looking Statements

Statements in this press release and our conference call that relate to our outlook, projections, goals, strategies, future plans and expectations, and other statements of future events or conditions are forward-looking statements that involve a number of risks and uncertainties. Words such as “believes”, “expects”, “anticipates”, “goals”, “estimates”, “guidance”, “may”, “should”, “could”, “will” or “likely”, and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements that refer to or are based on estimates, forecasts, projections, uncertain events or assumptions, including statements relating to expected demand for our products and services, the expected benefits of the acquisition of the acquired companies (as defined below), the timing and expected benefits of our restructuring plan, the magnitude and duration of the impact of the COVID-19 outbreak on our business, employees, customers and our ability to provide services in affected regions, and the potential opportunities for our business as a result of worldwide changes in how companies conduct business as a result of COVID-19.  Readers are cautioned not to place undue reliance on such statements.  Such statements are based on current expectations; actual results in future periods may differ materially from those currently expected or desired because of a number of risks and uncertainties that are beyond the control of Korn Ferry.  The potential risks and uncertainties include those relating to the magnitude and duration of the negative impact of the COVID-19 outbreak on our business, employees, customers and our ability to provide services in affected regions, global and local political or economic developments in or affecting countries where we have operations, competition, changes in demand for our services as a result of automation, the dependence on and costs of attracting and retaining qualified and experienced consultants, our ability to maintain relationships with customers and suppliers and retain key employees, maintaining our brand name and professional reputation, potential legal liability and regulatory developments, the portability of client relationships, consolidation of the industries we serve, currency fluctuations in our international operations, risks related to growth, alignment of our cost structure, restrictions imposed by off-limits agreements, reliance on information processing systems, cyber security vulnerabilities, changes to data security, data privacy and data protection laws, limited protection of our intellectual property, our ability to enhance and develop new technology, our ability to develop new products and services, the utilization and billing rates of our consultants, dependence on third parties for the execution of critical functions, our ability to successfully recover from a disaster or other business continuity problems, changes in our accounting estimates/assumptions, technical guidance relating to the Tax Act, treaties, or regulations on our business and our company, impairment of goodwill and other intangible assets, deferred tax assets that we may not be able to use, our indebtedness, the phase-out of the London Interbank Offered Rate, expansion of social media platforms, seasonality, ability to effect acquisition and integrate recently acquired companies, including those of Miller Heiman Group, AchieveForum, and Strategy Execution (collectively, the “acquired companies”); the ability to recognize the anticipated benefits of the acquisition of the acquired companies; the costs related to the acquisition of the acquired companies and employment liability risk.  For a detailed description of risks and uncertainties that could cause differences, please refer to Korn Ferry’s periodic filings with the Securities and Exchange Commission.  Korn Ferry disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Use of Non-GAAP Financial Measures

This press release contains financial information calculated other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  In particular, it includes:

•	Adjusted net income attributable to Korn Ferry, adjusted to exclude integration/acquisition costs, restructuring charges, separation costs and debt refinancing costs net of income tax effect;
•	Adjusted basic and diluted earnings per share, adjusted to exclude integration/acquisition costs, restructuring charges, separation costs and debt refinancing costs net of income tax effect;
•

Constant currency (calculated using a quarterly average) percentages that represent the percentage change that would have resulted had exchange rates in the prior period been the same as those in effect in the current period;

•	EBITDA, or earnings before interest, taxes, depreciation and amortization and EBITDA margin; and
•	Adjusted EBITDA, which is EBITDA further adjusted to exclude integration/acquisition costs, restructuring charges and separations costs, and Adjusted EBITDA margin.

This non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial information determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Management believes the presentation of non-GAAP financial measures in this press release provides meaningful supplemental information regarding Korn Ferry’s performance by excluding certain charges that may not be indicative of Korn Ferry’s ongoing operating results.  These non-GAAP financial measures are performance measures and are not indicative of the liquidity of Korn Ferry.  These charges, which are described in the footnotes in the attached reconciliations, represent 1) costs we incurred to acquire and integrate a portion of our Digital business, 2) charges we incurred to restructure the Company as a result of COVID-19 and due to the acquisition of the acquired companies, 3) separation costs and 4) debt refinancing costs. The use of non-GAAP financial measures facilitates comparisons to Korn Ferry’s historical performance.  Korn Ferry includes non-GAAP financial measures because management believes they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its evaluation of Korn Ferry’s ongoing operations and financial and operational decision-making.  Adjusted net income attributable to Korn Ferry, adjusted basic and diluted earnings per share and Adjusted EBITDA, exclude certain charges that management does not consider on-going in nature and allows management and investors to make more meaningful period-to-period comparisons of the Company’s operating results.  Management further believes that EBITDA is useful to investors because it is frequently used by investors and other interested parties to measure operating performance among companies with different capital structures, effective tax rates and tax attributes and capitalized asset values, all of which can vary substantially from company to company.  In the case of constant currency percentages, management believes the presentation of such information provides useful supplemental information regarding Korn Ferry's performance as excluding the impact of exchange rate changes on Korn Ferry's financial performance allows investors to make more meaningful period-to-period comparisons of the Company’s operating results, to better identify operating trends that may otherwise be masked or distorted by exchange rate changes and to perform related trend analysis, and provides a higher degree of transparency of information used by management in its evaluation of Korn Ferry's ongoing operations and financial and operational decision-making.

[Tables attached]

KORN FERRY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	January 31,		January 31,
	2021	2020	2021	2020
	(unaudited)
Fee revenue	$475,360	$515,325	$1,254,896	$1,492,263
Reimbursed out-of-pocket engagement expenses	2,520	12,654	7,656	36,091
Total revenue	477,880	527,979	1,262,552	1,528,354

Compensation and benefits	326,333	348,597	917,530	1,014,475
General and administrative expenses	47,271	71,355	140,836	199,171
Reimbursed expenses	2,520	12,654	7,656	36,091
Cost of services	20,028	30,822	50,198	66,371
Depreciation and amortization	15,735	14,863	46,068	40,355
Restructuring charges, net	838	18,093	30,732	18,093
Total operating expenses	412,725	496,384	1,193,020	1,374,556

Operating income	65,155	31,595	69,532	153,798
Other income, net	14,935	5,055	26,374	8,014
Interest expense, net	(7,298)	(6,919)	(21,686)	(15,186)
Income before provision for income taxes	72,792	29,731	74,220	146,626
Income tax provision	21,204	8,775	25,409	38,988
Net income	51,588	20,956	48,811	107,638
Net income attributable to noncontrolling interest	(269)	(963)	(547)	(1,890)
Net income attributable to Korn Ferry	$51,319	$19,993	$48,264	$105,748

Earnings per common share attributable to Korn Ferry:
Basic	$0.95	$0.37	$0.89	$1.92
Diluted	$0.94	$0.36	$0.88	$1.90

Weighted-average common shares outstanding:
Basic	52,596	53,999	53,030	54,611
Diluted	53,013	54,264	53,396	55,006

Cash dividends declared per share:	$0.10	$0.10	$0.30	$0.30

KORN FERRY AND SUBSIDIARIES

FINANCIAL SUMMARY BY SEGMENT

(dollars in thousands)

(unaudited)

	Three Months Ended January 31,				Nine Months Ended January '31,
	2021		2020	% Change	2021		2020	% Change

Fee revenue:
Consulting	$136,268		$140,525	(3.0%)	$362,271		$422,103	(14.2%)
Digital	75,791		99,389	(23.7%)	206,807		223,097	(7.3%)
Executive Search:
North America	106,002		106,888	(0.8%)	266,485		332,428	(19.8%)
EMEA	35,991		44,301	(18.8%)	97,701		130,652	(25.2%)
Asia Pacific	21,643		25,089	(13.7%)	59,702		78,395	(23.8%)
Latin America	4,468		7,283	(38.7%)	12,419		23,140	(46.3%)
Total Executive Search	168,104		183,561	(8.4%)	436,307		564,615	(22.7%)
RPO and Professional Search	95,197		91,850	3.6%	249,511		282,448	(11.7%)
Total fee revenue	475,360		515,325	(7.8%)	1,254,896		1,492,263	(15.9%)
Reimbursed out-of-pocket engagement expenses	2,520		12,654	(80.1%)	7,656		36,091	(78.8%)
Total revenue	$477,880		$527,979	(9.5%)	$1,262,552		$1,528,354	(17.4%)

Operating income (loss):		Margin		Margin		Margin		Margin
Consulting	$22,175	16.3%	$2,663	1.9%	$25,869	7.1%	$24,272	5.8%
Digital	19,214	25.4%	8,463	8.5%	32,410	15.7%	41,036	18.4%
Executive Search:
North America	17,655	16.7%	21,808	20.4%	32,411	12.2%	80,254	24.1%
EMEA	3,114	8.7%	4,644	10.5%	(1,596)	(1.6%)	18,466	14.1%
Asia Pacific	5,844	27.0%	5,070	20.2%	9,958	16.7%	17,866	22.8%
Latin America	264	5.9%	1,198	16.4%	(578)	(4.7%)	2,999	13.0%
Total Executive Search	26,877	16.0%	32,720	17.8%	40,195	9.2%	119,585	21.2%
RPO and Professional Search	18,360	19.3%	14,144	15.4%	33,027	13.2%	44,279	15.7%
Corporate	(21,471)		(26,395)		(61,969)		(75,374)
Total operating income	$65,155	13.7%	$31,595	6.1%	$69,532	5.5%	$153,798	10.3%

KORN FERRY AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except per share amounts)

	January 31,	April 30,
	2021	2020
	(unaudited)
ASSETS
Cash and cash equivalents	$694,128	$689,244
Marketable securities	45,931	41,951
Receivables due from clients, net of allowance for doubtful accounts of $29,174 and $23,795 at January 31, 2021 and April 30, 2020, respectively	448,448	397,165
Income taxes and other receivables	45,154	38,755
Unearned compensation	53,188	43,117
Prepaid expenses and other assets	28,737	26,851
Total current assets	1,315,586	1,237,083

Marketable securities, non-current	157,023	132,134
Property and equipment, net	134,226	142,728
Operating lease right-of-use assets, net	182,675	195,077
Cash surrender value of company-owned life insurance policies, net of loans	162,549	146,408
Deferred income taxes	57,865	55,479
Goodwill	625,549	613,943
Intangible assets, net	97,696	111,926
Unearned compensation, non-current	104,650	79,510
Investments and other assets	25,648	29,540
Total assets	$2,863,467	$2,743,828

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	$37,858	$45,684
Income taxes payable	9,664	21,158
Compensation and benefits payable	301,147	280,911
Operating lease liability, current	48,998	54,851
Other accrued liabilities	237,743	221,603
Total current liabilities	635,410	624,207

Deferred compensation and other retirement plans	333,551	289,136
Operating lease liability, non-current	164,656	180,766
Long-term debt	394,629	394,144
Deferred tax liabilities	380	1,056
Other liabilities	39,847	30,828
Total liabilities	1,568,473	1,520,137

Stockholders' equity
Common stock: $0.01 par value, 150,000 shares authorized, 74,911 and 73,205 shares issued and 53,997 and 54,450 shares outstanding at January 31, 2021 and April 30, 2020, respectively	576,798	585,560
Retained earnings	774,303	742,993
Accumulated other comprehensive loss, net	(57,914)	(107,172)
Total Korn Ferry stockholders' equity	1,293,187	1,221,381
Noncontrolling interest	1,807	2,310
Total stockholders' equity	1,294,994	1,223,691
Total liabilities and stockholders' equity	$2,863,467	$2,743,828

KORN FERRY AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(dollars in thousands, except per share amounts)

		Three Months Ended		Nine Months Ended
		January 31,		January 31,
		2021	2020	2021	2020
		(unaudited)
	Net income attributable to Korn Ferry	$51,319	$19,993	$48,264	$105,748
	Net income attributable to non-controlling interest	269	963	547	1,890
	Net income	51,588	20,956	48,811	107,638
	Income tax provision	21,204	8,775	25,409	38,988
	Income before provision for income taxes	72,792	29,731	74,220	146,626
	Other income, net	(14,935)	(5,055)	(26,374)	(8,014)
	Interest expense, net	7,298	6,919	21,686	15,186
	Operating income	65,155	31,595	69,532	153,798
	Depreciation and amortization	15,735	14,863	46,068	40,355
	Other income, net	14,935	5,055	26,374	8,014
	EBITDA	95,825	51,513	141,974	202,167
	Integration/acquisition costs (1)	-	6,704	737	9,319
	Restructuring charges, net (2)	838	18,093	30,732	18,093
	Separation costs (3)	-	1,783	-	1,783
	Adjusted EBITDA	$96,663	$78,093	$173,443	$231,362

	Operating margin	13.7%	6.1%	5.5%	10.3%
	Depreciation and amortization	3.3%	2.9%	3.7%	2.7%
	Other income, net	3.2%	1.0%	2.1%	0.5%
	EBITDA margin	20.2%	10.0%	11.3%	13.5%
	Integration/acquisition costs (1)	-	1.3%	0.1%	0.7%
	Restructuring charges, net (2)	0.1%	3.5%	2.4%	1.2%
	Separation costs (3)	-	0.4%	-	0.1%
	Adjusted EBITDA margin	20.3%	15.2%	13.8%	15.5%

	Net income attributable to Korn Ferry	$51,319	$19,993	$48,264	$105,748
	Integration/acquisition costs (1)	-	6,704	737	9,319
	Restructuring charges, net (2)	838	18,093	30,732	18,093
	Separation costs (3)	-	1,783	-	1,783
	Debt refinancing costs (4)	-	828	-	828
	Tax effect on the adjusted items (5)	(276)	(6,451)	(8,597)	(7,119)
	Adjusted net income attributable to Korn Ferry	$51,881	$40,950	$71,136	$128,652

	Basic earnings per common share	$0.95	$0.37	$0.89	$1.92
	Integration/acquisition costs (1)	-	0.12	0.01	0.17
	Restructuring charges, net (2)	0.02	0.34	0.57	0.33
	Separation costs (3)	-	0.03	-	0.03
	Debt refinancing costs (4)	-	0.02	-	0.02
	Tax effect on the adjusted items (5)	(0.01)	(0.13)	(0.16)	(0.14)
	Adjusted basic earnings per share	$0.96	$0.75	$1.31	$2.33

	Diluted earnings per common share	$0.94	$0.36	$0.88	$1.90
	Integration/acquisition costs (1)	-	0.12	0.01	0.17
	Restructuring charges, net (2)	0.02	0.34	0.57	0.33
	Separation costs (3)	-	0.03	-	0.03
	Debt refinancing costs (4)	-	0.02	-	0.02
	Tax effect on the adjusted items (5)	(0.01)	(0.12)	(0.16)	(0.14)
	Adjusted diluted earnings per share	$0.95	$0.75	$1.30	$2.31

Explanation of Non-GAAP Adjustments
(1)	Costs associated with previous acquisitions, such as legal and professional fees, retention awards and the on-going integration expenses to combine the companies.
(2)

Restructuring charges we incurred to rationalize our cost structure by eliminating redundant positions because of COVID-19 and due to the acquisition of Miller Heiman Group, AchieveForum and Strategy Execution on November 1, 2019.

(3)	Costs associated with certain senior management separation charges.
(4)	Costs to write-off debt issuance costs and interest rate swap as a result of replacing our prior Credit Agreement with a new senior secured Credit Agreement.
(5)	Tax effect on integration/acquisition costs, restructuring charges, net, separation costs and write-offs of debt issuance costs.

KORN FERRY AND SUBSIDIARIES

RECONCILIATION OF NET INCOME AND OPERATING INCOME (GAAP) TO

EBITDA AND ADJUSTED EBITDA (NON-GAAP)

(in thousands)

(unaudited)

	Three Months Ended January 31, 2021
			Executive Search
	Consulting	Digital	North America	EMEA	Asia Pacific	Latin America	Subtotal	RPO and Professional Search	Corporate	Consolidated

Fee revenue	$136,268	$75,791	$106,002	$35,991	$21,643	$4,468	$168,104	$95,197	$-	$475,360
Total revenue	$136,593	$75,967	$106,325	$36,016	$21,680	$4,468	$168,489	$96,831	$-	$477,880

Net income attributable to Korn Ferry										$51,319
Net income attributable to noncontrolling interest										269
Other income, net										(14,935)
Interest expense, net										7,298
Income tax provision										21,204
Operating income (loss)	$22,175	$19,214	$17,655	$3,114	$5,844	$264	$26,877	$18,360	$(21,471)	65,155
Depreciation and amortization	4,051	7,403	680	345	231	193	1,449	929	1,903	15,735
Other income, net	943	494	12,611	61	323	1	12,996	242	260	14,935
EBITDA	27,169	27,111	30,946	3,520	6,398	458	41,322	19,531	(19,308)	95,825
EBITDA margin	19.9%	35.8%	29.2%	9.8%	29.6%	10.3%	24.6%	20.5%		20.2%

Restructuring, charges, net	346	23	(5)	398	(23)	-	370	99	-	838
Adjusted EBITDA	$27,515	$27,134	$30,941	$3,918	$6,375	$458	$41,692	$19,630	$(19,308)	$96,663
Adjusted EBITDA margin	20.2%	35.8%	29.2%	10.9%	29.5%	10.3%	24.8%	20.6%		20.3%

	Three Months Ended January 31, 2020
			Executive Search
	Consulting	Digital	North America	EMEA	Asia Pacific	Latin America	Subtotal	RPO and Professional Search	Corporate	Consolidated
Fee revenue	$140,525	$99,389	$106,888	$44,301	$25,089	$7,283	$183,561	$91,850	$-	$515,325
Total revenue	$144,298	$100,663	$110,230	$45,077	$25,365	$7,351	$188,023	$94,995	$-	$527,979

Net income attributable to Korn Ferry										$19,993
Net income attributable to noncontrolling interest										963
Other income, net										(5,055)
Interest expense, net										6,919
Income tax provision										8,775
Operating income (loss)	$2,663	$8,463	$21,808	$4,644	$5,070	$1,198	$32,720	$14,144	$(26,395)	31,595
Depreciation and amortization	4,417	5,832	847	422	329	295	1,893	979	1,742	14,863
Other income (loss), net	558	193	3,963	29	106	162	4,260	88	(44)	5,055
EBITDA	7,638	14,488	26,618	5,095	5,505	1,655	38,873	15,211	$(24,697)	51,513
EBITDA margin	5.4%	14.6%	24.9%	11.5%	21.9%	22.7%	21.2%	16.6%		10.0%

Integration/acquisition costs	-	4,332	-	-	-	-	-	-	2,372	6,704
Restructuring, charges, net	11,061	7,032	-	-	-	-	-	-	-	18,093
Separation costs	-	-	-	1,783	-	-	1,783	-	-	1,783
Adjusted EBITDA	$18,699	$25,852	$26,618	$6,878	$5,505	$1,655	$40,656	$15,211	$(22,325)	$78,093
Adjusted EBITDA margin	13.3%	26.0%	24.9%	15.5%	21.9%	22.7%	22.1%	16.6%		15.2%

KORN FERRY AND SUBSIDIARIES

RECONCILIATION OF NET INCOME AND OPERATING INCOME (GAAP) TO

EBITDA AND ADJUSTED EBITDA (NON-GAAP)

(in thousands)

(unaudited)

	Nine Months Ended January 31, 2021
			Executive Search
	Consulting	Digital	North America	EMEA	Asia Pacific	Latin America	Subtotal	RPO and Professional Search	Corporate	Consolidated

Fee revenue	$362,271	$206,807	$266,485	$97,701	$59,702	$12,419	$436,307	$249,511	$-	$1,254,896
Total revenue	$363,234	$207,027	$267,790	$97,925	$59,840	$12,419	$437,974	$254,317	$-	$1,262,552

Net income attributable to Korn Ferry										$48,264
Net income attributable to noncontrolling interest										547
Other income, net										(26,374)
Interest expense, net										21,686
Income tax provision										25,409
Operating income (loss)	$25,869	$32,410	$32,411	$(1,596)	$9,958	$(578)	$40,195	$33,027	$(61,969)	69,532
Depreciation and amortization	12,123	21,134	2,126	1,062	756	597	4,541	2,814	5,456	46,068
Other income (loss), net	2,067	1,114	21,944	111	715	56	22,826	462	(95)	26,374
EBITDA	40,059	54,658	56,481	(423)	11,429	75	67,562	36,303	(56,608)	141,974
EBITDA margin	11.1%	26.4%	21.2%	(0.4%)	19.1%	0.6%	15.5%	14.5%		11.3%

Integration/acquisition costs	-	556	-	-	-	-	-	-	181	737
Restructuring charges, net	14,223	2,947	958	8,868	181	405	10,412	3,150	-	30,732
Adjusted EBITDA	$54,282	$58,161	$57,439	$8,445	$11,610	$480	$77,974	$39,453	$(56,427)	$173,443
Adjusted EBITDA margin	15.0%	28.1%	21.6%	8.6%	19.4%	3.9%	17.9%	15.8%		13.8%

	Nine Months Ended January 31, 2020
			Executive Search
	Consulting	Digital	North America	EMEA	Asia Pacific	Latin America	Subtotal	RPO and Professional Search	Corporate	Consolidated

Fee revenue	$422,103	$223,097	$332,428	$130,652	$78,395	$23,140	$564,615	$282,448	$-	$1,492,263
Total revenue	$433,832	$224,371	$342,753	$132,830	$79,201	$23,211	$577,995	$292,156	$-	$1,528,354

Net income attributable to Korn Ferry										$105,748
Net income attributable to noncontrolling interest										1,890
Other income, net										(8,014)
Interest expense, net										15,186
Income tax provision										38,988
Operating income (loss)	$24,272	$41,036	$80,254	$18,466	$17,866	$2,999	$119,585	$44,279	$(75,374)	153,798
Depreciation and amortization	13,188	13,156	2,617	1,328	1,004	938	5,887	2,961	5,163	40,355
Other income (loss), net	1,469	528	5,740	148	193	249	6,330	216	(529)	8,014
EBITDA	38,929	54,720	88,611	19,942	19,063	4,186	131,802	47,456	(70,740)	202,167
EBITDA margin	9.2%	24.5%	26.7%	15.3%	24.3%	18.1%	23.3%	16.8%		13.5%

Integration/acquisition costs	-	4,332	-	-	-	-	-	-	4,987	9,319
Restructuring charges, net	11,061	7,032	-	-	-	-	-	-	-	18,093
Separation costs	-	-	-	1,783	-	-	1,783	-	-	1,783
Adjusted EBITDA	$49,990	$66,084	$88,611	$21,725	$19,063	$4,186	$133,585	$47,456	$(65,753)	$231,362
Adjusted EBITDA margin	11.8%	29.6%	26.7%	16.6%	24.3%	18.1%	23.7%	16.8%		15.5%